Employee Benefit Plans	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Retirement Benefits [Abstract]
Employee Benefit Plans
14. Employee Benefit Plans
In connection with the acquisitions of Thrasys, BHS, TTC, Glocal, Innovations, and Cloudbreak we have six defined contribution plans, which cover substantially all employees, with the exception of union employees and employees acquired under a section 401(b)(6)(C) transaction. The plans provide for discretionary matching and profit-sharing contributions. For the three and six months ended June 30, 2021, there were no significant employer matching or employer profit sharing contributions to the plans.
In addition, with the acquisition of Glocal, we acquired a defined benefit plan, which entitles an employee, who has rendered at least five years of continuous service, to receive one-half
month’s salary for each year of completed service at the time of retirement/exit. As of June 30, 2021, the unfunded status of the defined benefit plan was $85 thousand. For the six months ended June 30, 2021, the net periodic pension cost of the defined benefit plan was $5 thousand.

14.	Employee Benefit Plans
In connection with acquisition of Thrasys and BHS, the Company has two defined contribution plans, that cover substantially all employees with the exception of union employees and employees acquired under a section 401(b)(6)(C) transaction. The plans provide for discretionary matching and profit-sharing contributions. For the year ended December 31, 2020, there were no employer matching or employer profit sharing contributions to the plans.